SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 27, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On May
          30, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended May 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended May 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  July 12, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  May 31,     February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,267    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      49,882        46,818
    Other Receivables                                 7,679         8,199
    Prepaid Expenses                                  3,155         2,429
                                                  ---------     ---------
    Total Current Assets                             68,983        65,134
                                                  ---------     ---------

    Land and Buildings                               22,221        22,821
    Fixtures, Furniture and Vehicles                  9,130         9,077
    Leasehold Improvements                           23,257        23,132
    Construction in Progress                             23            --
                                                  ---------     ---------
    Total Property and Equipment                     54,631        55,030
    Accumulated Depreciation and Amortization        19,784        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      34,847        36,058
                                                  ---------     ---------

    Other Assets                                    119,995       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  223,825    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  1,205         2,842
    Accrued Expenses                                 33,056        31,042
    Income Tax Currently Payable                         --           766
    Deferred Revenue                                  5,226         8,180
                                                  ---------     ---------
    Total Current Liabilities                        39,487        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               719,040       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (897,099)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (534,702)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  223,825    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Three Months Ended
                                              May 31, 2002        May 31, 2002
                                          ------------------  ------------------

Sales                                              $ 29,223           $  85,835
Costs of Sales                                       16,003              47,008
                                                    -------            --------
    Maintained Margin                                13,220              38,827


Other Income                                          2,188               6,286
                                                     -------            --------
    Total Income                                     15,408              45,113


Selling, General & Administrative Expense            14,919              43,917
Interest Expense                                         45                 172
                                                    -------            --------
    Total Operating Expense                          14,964              44,089

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           444               1,024

Reorganization Items:
  Store and Distribution Center Exit Costs             (149)                 84
  Credit Operations Exit Costs                           --                  --
  Asset Impairment                                       --                  --
  Interest Income                                        --                  --
  Trustee Fees                                           --                 (11)
  Professional Fees                                    (496)             (1,237)
                                                    -------            --------
     Total Reorganization Items                        (645)             (1,164)

Delivered Sales Adjustment                              122                 494
                                                    -------            --------
Income (Loss) Before Income Taxes                       (79)                354
Income Taxes                                             --                  --
                                                    -------            --------
Net Income (Loss)                                  $    (79)          $     354
                                                    =======            ========

Income (Loss) per Share                            $ (0.00)          $     0.01

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Three Months Ended
                                              May 31, 2002       May 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $   (79)          $      354
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      294                 883
   Reorganization items                               645               1,164
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                           (1,496)                559
       Inventories                                   (935)             (3,064)
       Prepaid expenses                            (1,406)               (736)
       Deferred taxes                                  --                  --
       Deferred revenue                              (399)             (2,954)
       Accounts payable                            (1,248)             (1,702)
       Accrued expenses                               377                (600)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                             (4,247)             (6,096)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (81)               (271)
  Disposals of property and equipment                 548                 712
  Proceeds from dispositions of fixed
    assets - reorganization                           284                 679
  Miscellaneous investments                         1,774               5,559
                                                 ---------           ---------
Net cash provided by investing activities           2,525               6,679
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           (1)                 (4)
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 (1)                 (4)
                                                 ---------           ---------
Net increase in cash                               (1,723)                579
Cash at beginning of period                         9,990               7,688
                                                 ---------           ---------
Cash at end of period                           $   8,267          $    8,267
                                                 =========           =========